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                          VAN KAMPEN AMERICAN CAPITAL
                                  UTILITY FUND
           SUPPLEMENT DATED JANUARY 9, 1996, TO THE PROSPECTUS DATED
       SEPTEMBER 1, 1995, AS PREVIOUSLY SUPPLEMENTED ON OCTOBER 12, 1995.

     The section of the Prospectus captioned "PURCHASE OF SHARES" hereby is supplemented by adding the following:

          The Distributor is sponsoring a sales incentive program for A.G. Edwards & Sons, Inc. ("A.G. Edwards"). The Distributor will reallow its portion of the Fund's sales concession to A.G. Edwards on sales of Class A Shares of the Fund relating to the "rollover" of any savings into an Individual Retirement Account ("IRA"), the transfer of assets into an IRA and contributions to an IRA, commencing on January 1, 1996 and terminating on April 15, 1996.